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                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                            REGARDING CONTRACT RIGHTS

         THIS AGREEMENT, made this ____ day of _____, 2001, by and between CENTURY WORLD PTE., LTD., a Singapore limited liability company (hereinafter referred to as "Assignor") and KSL LA COSTA RESORT CORPORATION, a Delaware corporation (hereinafter referred to as "Assignee").

                              W I T N E S S E T H:

         WHEREAS, Assignor entered into that certain Purchase and Sale Agreement, dated _____, 2001 (hereinafter referred to as the "Contract"), by and among La Costa Hotel and Spa Corporation, a California corporation, as "Seller," and Assignor, as "Purchaser," for the purchase and sale of that certain improved real property known as "La Costa Resort and Spa" located in the City of Carlsbad, County of San Diego, California (hereinafter referred to as the "Property"); and

         WHEREAS, Assignor desires to assign and transfer the Contract to Assignee;

         NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), in hand paid and delivered by Assignee to Assignor, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. ASSIGNMENT OF CONTRACT RIGHTS. Assignor does hereby assign, transfer, sell and convey unto Assignee all of Assignor's right, title and interest as "Purchaser" in, to and under the Contract.

         2. ASSUMPTION OF CONTRACT RIGHTS. By execution hereof, Assignee does hereby assume and agree to perform all duties, obligations and responsibilities of the "Purchaser" under the Contract arising or accruing from and after the date hereof.

         IN WITNESS WHEREOF, the undersigned have caused their respective duly authorized representatives to execute this Agreement under seal as of the day and year first above written.

                                    ASSIGNOR:

                                    CENTURY WORLD PTE., LTD.,
                                    a Singapore limited liability company

                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------




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                                    ASSIGNEE:

                                    KSL LA COSTA RESORT CORPORATION,
                                    a Delaware corporation

                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------
                                                        (CORPORATE SEAL)



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